J.P. Morgan Funds
J.P. Morgan Fixed Income Funds
Supplement dated July 27, 1998, as applicable to the following Prospectuses:

J.P. Morgan Fixed Income Funds (combined), dated 3/13/98
J.P. Morgan Short Term Bond Fund, dated 3/2/98
J.P. Morgan Bond Fund, dated 3/2/98
J.P. Morgan Tax Exempt Bond Fund, dated 3/2/98
J.P. Morgan New York Total Return Bond Fund, dated 3/2/98

Effective August 1, 1998, the shareholder servicing fee payable to Morgan for each of the above funds will increase from 0.20% to 0.25%. This will have no immediate impact on shareholders of the Short Term Bond and New York Total Return Bond Funds since the expense reimbursement for these Funds will remain in place as described in the prospectus.